SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

Xtrackers USD High Yield Corporate Bond ETF (HYLB)
At a meeting held on March 15, 2021, the Board of Trustees (“Board”) for Xtrackers USD High Yield Corporate Bond ETF (“Fund”), based on the recommendation of DBX Advisors LLC, the Fund’s investment advisor, approved a 5-for-4 forward split of the Fund’s outstanding shares. In addition, the Board approved a Creation Unit size change from 50,000 shares to 100,000 shares, effective April 14, 2021.
After the close of the markets on April 13, 2021 (“Payable Date”), the Fund will effect a split of its outstanding shares as follows, to shareholders of record as of the close of business on April 12, 2021 (“Record Date”):
Fund name	Forward Split Ratio	Approximate increase in total number of outstanding shares
Xtrackers USD High Yield Corporate Bond ETF	5-for-4	25%
As a result of the share split, shareholders of the Fund will receive five shares for every four shares held of the Fund as indicated in the table above. Accordingly, the number of the Fund’s outstanding shares will increase by the approximate percentage indicated above.
Shares of the Fund will begin trading on the NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on April 14, 2021 (the “Ex-Date”). On the Ex-Date, the opening market value of the Fund’s outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately four-fifths for the Fund, which at a NAV of $50.00 would lower the NAV to $40.00, while increasing the number of shares held proportionately, so there would be no change in overall value of the Fund’s outstanding shares. A representative example is provided below:
Period	Hypothetical NAV	Number of Shares	Market Value
Pre-Split	$50	12	$600
Post-Split	$40	15	$600
The Fund’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund's shares and maintains a record of the Fund's record owners.
The share split will not result in a taxable transaction for holders of the Fund’s shares. No transaction fees will be imposed on shareholders in connection with the share split.
Please Retain This Supplement for Future Reference
March 15, 2021
PRO_SAISTKR21-12